UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 10, 2014

Toll Brothers, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-09186	23-2416878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Gibraltar Road, Horsham, PA		19044
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (215) 938-8000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On November 10, 2014, Toll Brothers, Inc. issued a press release which contained preliminary information about its contracts and home building revenues for the twelve-month and three-month periods ended October 31, 2014, as well as preliminary information about the value of its backlog at October 31, 2014. A copy of the press release is attached hereto as Exhibit 99.1.
The information hereunder shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d). Exhibits
The following Exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit
No.                            Item

99.1*
Press release of Toll Brothers, Inc. dated November 10, 2014 announcing its preliminary results for contracts, backlog and home building revenues for the twelve-month and three-month periods ended October 31, 2014.

* Filed electronically herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOLL BROTHERS, INC.

Dated:	November 10, 2014	By:	/s/ Joseph R. Sicree
Joseph R. Sicree Senior Vice President, Chief Accounting Officer

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